UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 19, 2019

(Date of Report - date of earliest event reported)

Arbutus Biopharma Corporation

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34949 (Commission File Number)	98-0597776 (I.R.S. Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania (Address of Principal Executive Offices)	18974 (Zip Code)

(604) 419-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

On April 19, 2019, the Audit Committee of the Board of Directors of Arbutus Biopharma Corporation (the “Company”) appointed Ernst & Young LLP (“EY”) to replace KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, subject to shareholder approval at the Company’s 2019 Annual General Meeting of Shareholders to be held on May 22, 2019 (the “Meeting”). KPMG’s term will expire at the Meeting. The appointment of EY to replace KPMG as the Company’s independent registered public accounting firm is due primarily to the relocation of the Company’s operations from its facility in Burnaby, British Columbia, Canada to its facility in Warminster, Pennsylvania and not the result of any disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2018 and 2017, contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its accounting policies for revenue recognition as of January 1, 2018 due to the adoption of ASC 606 - Revenue from Contracts with Customers.”

During the two-year period ended December 31, 2018, and the subsequent interim period ended March 31, 2019, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in their report on the financial statements for such fiscal year, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to KPMG and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter, dated April 23, 2019 is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years, neither the Company, nor anyone acting on its behalf, consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report nor oral advice was provided that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from KPMG LLP, dated April 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2019

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ Mark J. Murray, Ph.D.
Name:	Mark J. Murray, Ph.D.
Title:	President and Chief Executive Officer